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                                                                 EXHIBIT (g)(vi)

                            TRANSFER AGENCY AGREEMENT
                               AMENDED SCHEDULE A

                  Fund                                        Effective Date
                  ----                                        --------------
Schwab 1000 Fund                                             January 1, 1994

Schwab Long-Term Government                                  May 1, 1993
      Bond Fund

Schwab Short/Intermediate                                    May 1, 1993
      Government Bond Fund

Schwab Long-Term California                                  May 1, 1993
      Tax-Free Bond Fund

Schwab Short/Intermediate                                    May 1, 1993
      California Tax-Free Bond Fund

Schwab Long-Term Tax-Free Bond Fund                          May 1, 1993

Schwab Short/Intermediate                                    May 1, 1993
      Tax-Free Bond Fund

Schwab YieldPlus Fund                                        July 21, 1999

Schwab GNMA Fund                                             January 27, 2003

Schwab California Tax-Free YieldPlus Fund                    November 15, 2004

Schwab Tax-Free YieldPlus Fund                               November 15, 2004

                                            SCHWAB INVESTMENTS

                                            By:     ________________________
                                            Name:   Stephen B. Ward
                                            Title:  Senior Vice President
                                                    and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:     ________________________
                                            Name:   Fred Potts
                                            Title:  Senior Vice President

Dated: ___________________

                                     AMENDED

                                   SCHEDULE C

                               TRANSFER AGENT FEES

                        Fund                                                        Fee
                        ----                                                        ---
Schwab 1000 Fund                                               Five one-hundredths of one percent (.05%) of the
                                                               Fund's average annual net assets, calculated and
                                                               payable on a monthly basis

Schwab Short-Term Bond Market Fund                             Five one-hundredths of one percent (.05%) of the
(Formerly known as Schwab Short-Term                           Fund's average annual net assets, calculated and
Bond Market Index Fund; and Schwab Short/Intermediate          payable on a monthly basis
Government Bond Fund)

Schwab Total Bond Market Fund (Formerly known as               Five one-hundredths of one percent (.05%) of the
Schwab Total Bond Market Index Fund; and Schwab                Fund's average annual net assets, calculated and
Long-Term Government Bond Fund)                                payable on a monthly basis

Schwab Long-Term California                                    Five one-hundredths of one percent (.05%) of the
Tax-Free Bond Fund                                             Fund's average annual net assets, calculated and
                                                               payable on a monthly basis

Schwab Short/Intermediate California Tax-Free Bond Fund        Five one-hundredths of one percent (.05%) of the
                                                               Fund's average annual net assets, calculated and
                                                               payable on a monthly basis

Schwab Long-Term Tax-Free Bond Fund                            Five one-hundredths of one percent (.05%) of the
                                                               Fund's average annual net assets, calculated and
                                                               payable on a monthly basis

Schwab Short/Intermediate Tax-Free Bond Fund                   Five one-hundredths of one percent (.05%) of the
                                                               Fund's average annual net assets, calculated and
                                                               payable on a monthly basis

Schwab YieldPlus Fund                                          Five one-hundredths of one percent (.05%) of the
                                                               Fund's average annual net assets, calculated and
                                                               payable on a monthly basis

Schwab GNMA Fund                                               Five one-hundredths of one percent (.05%) of

                                                               the Fund's average annual net
                                                               assets, calculated and payable on a monthly basis

Schwab California Tax-Free YieldPlus Fund                      Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

Schwab Tax-Free YieldPlus Fund                                 Five one-hundredths of one percent (.05%) of the Fund's average annual net assets, calculated and payable on a monthly basis

                                            SCHWAB INVESTMENTS

                                            By:     _________________________
                                            Name:   Stephen B. Ward
                                            Title:  Senior Vice President
                                                    and Chief Investment Officer

                                            CHARLES SCHWAB & CO., INC.

                                            By:     _________________________
                                            Name:   Fred Potts
                                            Title:  Senior Vice President

Dated: __________________